                                                                   EXHIBIT 23.1





INDEPENDENT AUDITORS' CONSENT






     We consent to the incorporation by reference in Registration Statement Nos. 333-03035, 33-66536, 33-35609, 33-31442, 33-21878 and 2-96838 of Coherent, Inc.
on Forms S-8 of our report dated October 26, 1998 (December 7, 1998 as to Note
13) appearing in this Annual Report on Form 10-K of Coherent, Inc. for the year ended September 26, 1998.






DELOITTE & TOUCHE LLP

San Jose, California
December 15, 1998


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